UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-22621

Cohen & Steers Real Assets Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2023

Item 1. Reports to Stockholders.

COHEN & STEERS REAL ASSETS FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2023. The total returns for Cohen & Steers Real Assets Fund, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended June 30, 2023
Cohen & Steers Real Assets Fund:
Class A	–1.16%
Class C	–1.50	%(a)
Class I	–0.97%
Class R	–1.24	%(a)
Class Z	–0.97%
Blended Benchmark(b)	–1.68%
Consumer Price Index +4%(b)	3.62%
MSCI World Index—net(b)	15.09%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

(a)

The returns shown are based on NAVs calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America (GAAP).

(b)	For benchmark descriptions, see page 7.

COHEN & STEERS REAL ASSETS FUND, INC.

Market Review

Diversified real assets declined modestly in the six-month period ended June 30, 2023, although the group trailed broader equities by a wide margin. Notably, however, global equity markets rose strongly over the timeframe, with some of the optimism coming from advancements in artificial intelligence (AI).

Economic growth was largely better than expected, and previous worries about central banks’ aggressive monetary policy tightening gradually gave way to a more optimistic outlook as inflation appeared to moderate in most markets except for the U.K. Short-term interest rates continued to rise, marking the steepest rate-hiking cycle in more than 40 years. However, as inflation pressures eased throughout the year, it was anticipated that the Federal Reserve and the European Central Bank would wrap up their rate hiking sometime in the second half of 2023. Despite occasional volatility, intermediate- and longer-term U.S. Treasury bond yields ended the period slightly lower than their initial levels.

Fund Performance

The Fund had a negative total return in the period but outperformed its blended benchmark.

Performance for global real estate stocks varied by region. In the U.S., which advanced overall, there was a wide range of returns by property type. Data center operators were a positive standout, benefiting from continued strength in cloud demand and the early innings of a multiyear tailwind from AI. Underperformers included office companies, which struggled on an uncertain demand outlook. Stock selection in the U.S. aided the Fund’s relative performance.

European real estate stocks fell as ongoing concerns around inflation and interest rates continued to unsettle markets. Monetary authorities in Europe (including the U.K.) appeared to maintain a hawkish policy stance amid persistently high inflation regionally. In Germany, certain residential companies struggled on balance sheet and cash-flow concerns. Sweden had a sizable decline, also due partly to balance sheet concerns. The U.K. was another decliner, while France and the Netherlands outperformed within the region, with certain retail landlords holding up well. Stock selection in Germany and Sweden helped the Fund’s relative performance. Detractors in Europe included stock selection in the U.K.

Asia Pacific real estate markets were basically flat overall in local currency terms, but declined as measured in U.S. dollars due mainly to weakness in the Japanese yen. Most stocks in Hong Kong declined amid ongoing macro uncertainty in China. Underperformers included Link REIT, a non-discretionary retail–oriented company that fell after it announced a rights issue to recapitalize its balance sheet. Australia and Singapore held up better with more modest declines. Japan had a gain in yen terms but struggled in U.S. dollars. Stock selection in Australia aided relative performance.

In regards to global listed infrastructure, marine ports had positive returns and outperformed its benchmark in the first half of the year. Brazilian company Santos Brasil rose meaningfully during the period on takeover rumors and optimism over repricing of large contracts with key customers. The Fund holds an out-of-benchmark position in Santos Brasil which contributed to performance.

Passenger transportation–related sectors, specifically airports and toll roads, generated healthy returns on improved global growth expectations and continued pent-up demand from the Covid

COHEN & STEERS REAL ASSETS FUND, INC.

pandemic. The Fund’s asset allocation positioning and security selection in airports detracted from relative performance, however. Security selection in toll roads also detracted from performance.

The communications sector, for its part, was weighed down by several U.S.-based tower companies reporting disappointing forward guidance. The Fund’s underweight and security selection aided relative performance, however.

Commodities have generated negative returns this year with crude oil nearing 18-month lows. Despite efforts from Western nations to reduce Russian oil revenues, Russian seaborne crude loadings flowed better than expected during the quarter while OPEC+ (an alliance of major global oil producers) extended its production cuts through the end of 2024 with Saudi Arabia also announcing an additional unilateral cut of one million barrels per day (bpd) beginning in July 2023. Although global inventories increased in the second quarter, the surplus narrowed significantly from first quarter levels as demand strengthened and additional OPEC+ cuts materialized. Our allocation and contract selection in the petroleum complex, in general, were positive contributors to performance, partly due to short crack spread positions (underweight petroleum products and overweight crude oil.)

Natural gas in the U.S. experienced a slight rebound in spot prices during the second quarter. With that said, prices are still down 50% year-to-date as record U.S. production and curtailed LNG exports, preceded by a warm winter, combined to keep storage levels approximately 15% above normal. Despite having a largely neutral position verses the benchmark, alternative curve positioning in natural gas was a detractor to performance.

The base metals sector underperformed its broader index in the second quarter as China’s initial demand impulse from the first quarter reopening fizzled out. Doubts about China’s recovery also emerged with broad weakness in the industrial economy and property sector. Copper was the strongest performer as it benefited from its less cyclical nature. Zinc fell on rising London Metal Exchange (LME) inventories. Towards quarter end, Chinese policymakers began discussing the need for stimulus to support the economy with initial measures to date including a 10-basis point rate cut to their policy rate. Our asset allocation positioning in base metals contributed to performance.

Natural resource equities traded lower in the first half of the year against a backdrop of rising interest rates and economic uncertainty. Metals & mining companies started the year off strong—partially driven by optimism around China reopening—before faltering as excitement around the reopening faded after a string of data disappointments. The sector did outperform the benchmark however. Market participants bid up cyclical names in June in anticipation that China would introduce more stimulus, which has yet to materialize. Despite these second-quarter struggles, our overweight positions in a pair of large-cap stocks, with one making an unsolicited bid for the other, contributed to performance.

Agribusiness was impacted by disappointing results and softer fertilizer prices. The fertilizers & agricultural chemicals sector sold off when several companies reported significant earnings misses, as fertilizer prices continued to normalize after last year’s Russian invasion of Ukraine caused significant dislocation and energy price hikes. Supplies remain abundant as end users run down inventories accumulated from last year’s panic buying. From a performance perspective, the portfolio was overweight a U.S. manufacturer of hydrogen and nitrogen products—the company was pressured by the weather-induced collapse in natural gas prices—which detracted from performance.

COHEN & STEERS REAL ASSETS FUND, INC.

Gold, for its part, ended the period higher as global equity markets rose, dollar volatility reined and geopolitical tensions continued. Our asset allocation positioning in gold was a modest contributor to performance.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund’s investments in foreign securities acted as a tailwind in terms of absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund’s investments denominated in foreign currencies are subject to foreign currency risk.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of commodities futures contracts to obtain exposure to commodities markets. These contracts detracted significantly from the Fund’s total return for the six-month period ended June 30, 2023.

The Fund also engaged in the buying and selling of commodities options with the intention of enhancing total returns and reducing overall volatility. These options did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2023.

Sincerely,

VINCENT L. CHILDERS	JON CHEIGH	BENJAMIN ROSS
Portfolio Manager	Portfolio Manager	Portfolio Manager

NICK KOUTSOFTAS	BEN MORTON	JEFFREY PALMA
Portfolio Manager	Portfolio Manager	Portfolio Manager

TYLER S. ROSENLICHT
Portfolio Manager

COHEN & STEERS REAL ASSETS FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2023

	Class A Shares		Class C Shares		Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–6.64	%(a)	–3.86	%(b)	—	—	—
1 Year (without sales charge)	–2.24%		–2.89%		–1.86%	–2.37%	–1.86%
5 Years (with sales charge)	3.86	%(a)	4.13%		—	—	—
5 Years (without sales charge)	4.82%		4.13%		5.21%	4.66%	5.19%
10 Years (with sales charge)	2.56	%(a)	2.35%		—	—	—
10 Years (without sales charge)	3.03%		2.35%		3.38%	2.87%	3.36%
Since Inception (with sales charge)(c)	1.61	%(a)	1.33%		—	—	—
Since Inception (without sales charge)(c)	2.02%		1.33%		2.36%	1.86%	2.31%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2023 prospectus, were as follows: Class A—1.34% and 1.16%; Class C—1.99% and 1.81%; Class I—1.07% and 0.81%; Class R—1.49% and 1.31%; and Class Z—0.99% and 0.81%. Through June 30, 2025, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class I shares, 1.30% for Class R shares and 0.80% for Class Z shares. This contractual agreement can only be amended or terminated at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

(a)	Reflects a 4.50% front-end sales charge.
(b)	Reflects a contingent deferred sales charge of 1.00%.
(c)	Inception date of January 31, 2012.

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)—(Continued)

Benchmark Descriptions

The Blended Benchmark consists of 27.5% FTSE EPRA Nareit Developed Real Estate Index—net. 27.5% Bloomberg Commodity Total Return Index. 15% S&P Global Natural Resources Index—net, 10% ICE BofA 1-3 Year U.S. Corporate Index, 5% Gold Spot price and 15% Dow Jones Brookfield Global Infrastructure Index. The FTSE EPRA Nareit Developed Real Estate Index—net is an unmanaged market-capitalization-weighted total-return index, which consists of publicly traded equity real estate investment trusts (REITs) and listed property companies from developed markets and is net of dividend withholding taxes. The Bloomberg Commodity Total Return Index is a broadly diversified index that tracks the commodity markets through commodity futures contracts. The index is made up of exchange-traded futures on physical commodities, which are weighted to account for economic significance and market liquidity. The S&P Global Natural Resources Index—net includes the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements and is net of dividend withholding taxes. The ICE BofA 1-3 Year U.S. Corporate Index tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market. with a remaining term to final maturity of less than 3 years. Gold is represented by the Gold Spot price in U.S. Dollars per Troy ounce. The Dow Jones Brookfield Global Infrastructure Index is a float-adjusted market-capitalization-weighted index that measures performance of globally domiciled companies that derive more than 70% of their cash flows from infrastructure lines of business. The Consumer Price Index (CPI) is a broad measure of average price changes for a diverse basket of goods and services. The CPI is focused on items typically purchased by urban consumers. across diverse households and geographies. The benchmark is represented by the change in the CPI +4% per year. The MSCI World Index—net is a free-float-adjusted index that measures performance of large and mid-capitalization companies representing developed market countries and is net of dividend withholding taxes.

COHEN & STEERS REAL ASSETS FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2023—June 30, 2023.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS REAL ASSETS FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period(a) January 1, 2023— June 30, 2023
Class A
Actual (–1.16% return)	$1,000.00	$988.40	$5.67
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.09	$5.76

Class C
Actual (–1.50% return)	$1,000.00	$985.00	$8.86
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.87	$9.00

Class I
Actual (–0.97% return)	$1,000.00	$990.30	$3.95
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.83	$4.01

Class R
Actual (–1.24% return)	$1,000.00	$987.60	$6.41
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.35	$6.51

Class Z
Actual (–0.97% return)	$1,000.00	$990.30	$3.95
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.83	$4.01

(a)

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.15%, 1.80%, 0.80%, 1.30% and 0.80%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS REAL ASSETS FUND, INC.

June 30, 2023

Top Ten Holdings(a)

(Unaudited)

Security	Value	% of Net Assets

SPDR Gold MiniShares Trust	$23,309,099	2.7
Prologis, Inc.	16,656,465	1.9
American Tower Corp.	14,290,469	1.6
Welltower, Inc.	12,213,015	1.4
Shell PLC (Netherland) (GBP)	11,194,571	1.3
Public Storage	10,207,336	1.2
Realty Income Corp.	10,140,264	1.2
iShares Gold Trust ETF	9,991,493	1.1
Vinci SA	9,915,188	1.1
Invitation Homes, Inc.	9,840,636	1.1

(a)

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Consolidated Schedule of Investments for additional details on such other positions.

Strategy Breakdown(b)

(Unaudited)

(b)

The strategy breakdown is expressed as an approximate percentage of the Fund’s total long-term investments inclusive of derivatives exposure. Collateral investments for derivatives exposure include cash equivalents and fixed-income securities.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2023 (Unaudited)

		Shares	Value
COMMON STOCK	58.7%
AGRIBUSINESS	5.9%
AGRICULTURAL PRODUCTS	0.8%
Bunge Ltd.		53,765	$5,072,728
Darling Ingredients, Inc.(a)		32,688	2,085,167

			7,157,895

CONSTRUCTION MACHINERY & HEAVY TRUCKS	0.8%
AGCO Corp.		29,871	3,925,647
Deere & Co.		7,575	3,069,314

			6,994,961

FERTILIZERS & AGRICULTURAL CHEMICALS	2.1%
CF Industries Holdings, Inc.		61,961	4,301,333
Corteva, Inc.		121,213	6,945,505
FMC Corp.		7,552	787,976
Nutrien Ltd. (Canada)		113,703	6,714,162

			18,748,976

PACKAGED FOODS & MEATS	2.2%
Bakkafrost P/F (Denmark)		69,484	4,156,642
BRF SA (Brazil)(a)		510,438	949,836
JBS S/A		572,979	2,089,347
Mowi ASA (Norway)		45,602	723,522
Pilgrim’s Pride Corp.(a)		139,538	2,998,672
Salmar ASA (Norway)		91,169	3,673,923
Tyson Foods, Inc., Class A		38,347	1,957,231
WH Group Ltd. (Hong Kong)(b)		4,577,000	2,437,590

			18,986,763

TOTAL AGRIBUSINESS			51,888,595

AIRPORTS	0.2%
Grupo Aeroportuario del Sureste SAB de CV, Class B (Mexico)		76,461	2,137,397

COMMUNICATIONS	2.9%
American Tower Corp.		73,685	14,290,469
Cellnex Telecom SA (Spain)(b)		119,435	4,825,626
SBA Communications Corp.		28,311	6,561,357

			25,677,452

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Shares	Value
ELECTRIC	4.7%
Alliant Energy Corp.		29,567	$1,551,676
CenterPoint Energy, Inc.		150,008	4,372,733
Constellation Energy Corp.		10,735	982,789
Dominion Energy, Inc.		13,390	693,468
DTE Energy Co.		19,968	2,196,879
Enel SpA (Italy)		133,891	902,750
Evergy, Inc.		22,277	1,301,422
Exelon Corp.		128,400	5,231,016
Hydro One Ltd. (Canada)(b)		63,893	1,825,514
National Grid PLC (United Kingdom)		620,812	8,230,949
NextEra Energy, Inc.		14,437	1,071,226
Orsted A/S (Denmark)(b)		16,233	1,538,925
PG&E Corp.(a)		240,861	4,162,078
Power Assets Holdings Ltd. (Hong Kong)		104,000	545,946
PPL Corp.		102,151	2,702,916
Public Service Enterprise Group, Inc.		20,230	1,266,600
Terna—Rete Elettrica Nazionale (Italy)		326,768	2,787,057

			41,363,944

ENERGY	6.3%
COAL & CONSUMABLE FUELS	0.1%
Cameco Corp. (Canada)		37,025	1,159,993

INTEGRATED OIL & GAS	3.8%
BP PLC (United Kingdom)		565,892	3,294,835
Cenovus Energy, Inc. (Canada)		67,557	1,147,411
Chevron Corp.		10,063	1,583,413
Eni SpA (Italy)		74,648	1,074,661
Exxon Mobil Corp.		82,273	8,823,779
Imperial Oil Ltd. (Canada)		27,729	1,418,737
Occidental Petroleum Corp.		15,075	886,410
Shell PLC (Netherlands) (GBP)		375,258	11,194,571
TotalEnergies SE (France)		74,170	4,257,701

			33,681,518

OIL & GAS EQUIPMENT & SERVICES	0.3%
Baker Hughes Co., Class A		75,341	2,381,529

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Shares	Value
OIL & GAS EXPLORATION & PRODUCTION	1.2%
Africa Oil Corp. (Canada)		323,800	$689,274
APA Corp.		17,680	604,126
Canadian Natural Resources Ltd. (Canada)		48,811	2,744,249
ConocoPhillips		19,328	2,002,574
Hess Corp.		15,914	2,163,508
MEG Energy Corp. (Canada)(a)		84,162	1,334,140
Woodside Energy Group Ltd. (Australia) (GBP)		29,169	675,360

			10,213,231

OIL & GAS REFINING & MARKETING	0.9%
Neste Oyj (Finland)		20,894	804,486
Reliance Industries Ltd., GDR (India) (USD)(b)		85,508	5,324,996
Valero Energy Corp.		13,179	1,545,897

			7,675,379

TOTAL ENERGY			55,111,650

ENVIRONMENTAL SERVICES	0.1%
Cleanaway Waste Management Ltd. (Australia)		704,965	1,219,579

GAS DISTRIBUTION	1.3%
ENN Energy Holdings Ltd., (H shares) (China)		223,457	2,795,019
NiSource, Inc.		80,261	2,195,138
Sempra		43,407	6,319,625

			11,309,782

MARINE PORTS	0.6%
International Container Terminal Services, Inc. (Philippines)		246,220	909,399
Koninklijke Vopak NV (Netherlands)		70,407	2,513,072
Santos Brasil Participacoes SA (Brazil)		692,987	1,470,437

			4,892,908

METALS & MINING	5.2%
DIVERSIFIED METALS & MINING	2.9%
BHP Group Ltd. (Australia)		298,509	8,973,764
Freeport-McMoRan, Inc.		158,238	6,329,520
Glencore PLC (Australia) (GBP)		1,213,743	6,881,775
Ivanhoe Electric, Inc.(a)		57,176	745,575
Teck Resources Ltd., Class B (Canada)		64,033	2,695,789

			25,626,423

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Shares	Value
GOLD	1.1%
Agnico Eagle Mines Ltd. (Canada) (GBP)		87,724	$4,380,406
Barrick Gold Corp. (Canada)		69,162	1,170,912
Gold Fields Ltd., ADR (South Africa)		86,731	1,199,490
Newcrest Mining Ltd. (Australia)		72,172	1,287,434
Wheaton Precious Metals Corp. (Brazil) (CAD)		36,481	1,577,653

			9,615,895

STEEL	1.2%
Cleveland-Cliffs, Inc.(a)		149,167	2,500,039
Nippon Steel Corp. (Japan)		65,019	1,360,801
Nucor Corp.		15,802	2,591,212
Vale SA (Brazil) (USD)		266,291	3,573,625

			10,025,677

TOTAL METALS & MINING			45,267,995

MIDSTREAM	4.6%
Cheniere Energy, Inc.		43,936	6,694,089
DT Midstream, Inc.		12,508	620,022
Enbridge, Inc. (Canada)		184,728	6,866,206
Gibson Energy, Inc. (Canada)		64,630	1,016,224
Hess Midstream LP, Class A		23,494	720,796
Keyera Corp. (Canada)		130,329	3,005,511
Kinder Morgan, Inc.		364,516	6,276,965
ONEOK, Inc.		26,080	1,609,658
Targa Resources Corp.		76,720	5,838,392
TC Energy Corp. (Canada)		189,181	7,645,783

			40,293,646

RAILWAYS	0.5%
Canadian Pacific Kansas City Ltd. (Canada)		11,276	910,762
CSX Corp.		43,164	1,471,892
Norfolk Southern Corp.		3,458	784,136
West Japan Railway Co. (Japan)		25,800	1,073,075

			4,239,865

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Shares	Value
REAL ESTATE	24.3%
DATA CENTERS	2.1%
Digital Realty Trust, Inc.		80,896	$9,211,627
Equinix, Inc.		11,337	8,887,528

			18,099,155

DIVERSIFIED	4.3%
British Land Co., PLC/The (United Kingdom)		278,687	1,074,717
CapitaLand Investment Ltd/Singapore (Singapore)		1,153,900	2,835,066
Charter Hall Group (Australia)		279,411	2,003,055
CK Asset Holdings Ltd. (Hong Kong)		275,500	1,530,886
Cofinimmo SA (Belgium)		7,758	582,966
Covivio SA (France)		10,049	474,714
Hang Lung Properties Ltd. (Hong Kong)		455,000	704,097
Ingenia Communities Group (Australia)		555,263	1,478,456
Japan Metropolitan Fund Invest (Japan)		3,809	2,548,541
Jones Lang LaSalle, Inc.(a)		15,964	2,487,191
Land Securities Group PLC (United Kingdom)		153,193	1,120,127
Link REIT (Hong Kong)		483,400	2,691,147
LXI REIT PLC (United Kingdom)		536,693	587,903
Merlin Properties Socimi SA (Spain)		162,313	1,390,268
Mitsubishi Estate Co., Ltd. (Japan)		193,100	2,294,089
Mitsui Fudosan Co., Ltd. (Japan)		167,600	3,340,502
Nomura Real Estate Holdings, Inc. (Japan)		59,800	1,421,722
Stockland (Australia)		1,322,678	3,555,735
Sun Hung Kai Properties Ltd. (Hong Kong)		251,500	3,177,604
Wharf Real Estate Investment Co., Ltd. (Hong Kong)		408,000	2,047,081

			37,345,867

HEALTH CARE	2.3%
Aedifica SA (Belgium)		6,108	391,683
Healthcare Realty Trust, Inc., Class A		238,396	4,496,148
Medical Properties Trust, Inc.		116,397	1,077,836
Parkway Life Real Estate Investment Trust (Singapore)		676,800	1,954,847
Welltower, Inc.		150,983	12,213,015

			20,133,529

HOTEL	0.8%
Boyd Gaming Corp.		17,899	1,241,654
Host Hotels & Resorts, Inc.		109,070	1,835,648

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Shares	Value
Invincible Investment Corp. (Japan)		4,103	$1,631,025
Japan Hotel REIT Investment Corp. (Japan)		1,955	997,316
Pandox AB, Class B (Sweden)		62,297	725,674
Sands China Ltd., (H shares) (Hong Kong)(a)		247,200	846,588

			7,277,905

INDUSTRIALS	3.7%
Americold Realty Trust, Inc.		150,587	4,863,960
ARGAN SA (France)		5,373	398,892
Catena AB (Sweden)		36,144	1,325,100
Goodman Group (Australia)		119,791	1,610,332
Mitsui Fudosan Logistics Park, Inc. (Japan)		377	1,309,342
Nippon Prologis REIT, Inc. (Japan)		1,293	2,598,672
Prologis, Inc.		135,827	16,656,465
Segro PLC (United Kingdom)		164,329	1,498,650
Tritax Big Box REIT PLC (United Kingdom)		348,225	554,207
Urban Logistics REIT PLC (United Kingdom)		568,037	807,975
Warehouses De Pauw CVA (Belgium)		37,074	1,018,150

			32,641,745

INDUSTRIAL OFFICE	0.3%
Castellum AB (Sweden)		48,498	464,249
Frasers Logistics & Commercial Trust (Singapore)		1,619,500	1,499,568
Sirius Real Estate Ltd. (Germany) (GBP)		715,571	775,639

			2,739,456

OFFICE	0.6%
Cousins Properties, Inc.		74,873	1,707,104
Great Portland Estates PLC (United Kingdom)		134,031	706,410
Highwoods Properties, Inc.		55,873	1,335,924
Kenedix Office Investment Corp. (Japan)		628	1,511,183

			5,260,621

RESIDENTIAL	4.8%
Advance Residence Investment Corp. (Japan)		988	2,359,420
Camden Property Trust		55,933	6,089,426
Canadian Apartment Properties REIT (Canada)		50,630	1,943,794
Essex Property Trust, Inc.		8,557	2,004,905
Invitation Homes, Inc.		286,065	9,840,636
LEG Immobilien SE (Germany)(a)		28,930	1,669,225

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Shares	Value
Mid-America Apartment Communities, Inc.		37,303	$5,664,834
Sun Communities, Inc.		36,398	4,748,483
TAG Immobilien AG (Germany)(a)		131,131	1,240,047
UDR, Inc.		126,731	5,444,364
UNITE Group PLC/The (United Kingdom)		46,287	512,737

			41,517,871

RETAIL	3.9%
Eurocommercial Properties NV (Netherlands)		25,472	591,649
Frasers Centrepoint Trust (Singapore)		806,800	1,309,970
Kimco Realty Corp.		226,637	4,469,282
Klepierre SA (France)		117,589	2,921,400
Realty Income Corp.		169,598	10,140,264
RioCan Real Estate Investment Trust (Canada)		178,267	2,594,442
Simon Property Group, Inc.		74,360	8,587,093
Spirit Realty Capital, Inc.		49,249	1,939,426
Unibail-Rodamco-Westfield (France)(a)		32,713	1,725,425

			34,278,951

SELF STORAGE	1.5%
Extra Space Storage, Inc.		7,362	1,095,834
Public Storage		34,971	10,207,336
Safestore Holdings PLC (United Kingdom)		174,594	1,889,822

			13,192,992

TOTAL REAL ESTATE			212,488,092

TOLL ROADS	1.5%
Atlas Arteria Ltd. (Australia)(c)		358,505	1,488,864
CCR SA (Brazil)		247,066	724,965
Transurban Group (Australia)(c)		69,663	663,287
Vinci SA (France)		85,332	9,915,188
Zhejiang Expressway Co., Ltd., (H Shares) (China)		812,000	617,865

			13,410,169

TRANSPORT LOGISTICS	0.2%
Qube Holdings Ltd. (Australia)		719,817	1,371,943

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Shares	Value
WATER	0.4%
Essential Utilities, Inc.		56,470	$2,253,718
Guangdong Investment Ltd., (H shares) (China)		1,240,000	1,071,031

			3,324,749

TOTAL COMMON STOCK (Identified cost—$494,238,607)			513,997,766

EXCHANGE-TRADED FUNDS	4.0%
CORPORATE BONDS	0.2%
SPDR Portfolio Short Term Corporate Bond ETF		55,400	1,630,976

GOLD	3.8%
iShares Gold Trust ETF(a)		274,567	9,991,493
SPDR Gold MiniShares Trust(a)		611,948	23,309,099

			33,300,592

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$31,249,973)			34,931,568

PREFERRED SECURITIES—EXCHANGE-TRADED	0.2%
BANKING	0.2%
Wells Fargo & Co., 5.85% (3 Month US LIBOR + 3.09%),
due 9/15/23, Series Q(d)(f)		65,000	1,625,650

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$1,622,588)			1,625,650

		Principal Amount
PREFERRED SECURITIES—OVER-THE-COUNTER	3.9%
BANKING	1.2%
Bank of America Corp., 6.25% to 9/5/24, Series X(d)(e)		$750,000	742,500
Bank of America Corp., 6.50% to 10/23/24, Series Z(d)(e)		525,000	524,853
Barclays PLC, 8.00% to 6/15/24 (United Kingdom) (USD)(d)(e)(g)		800,000	757,920
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(d)(e)		280,000	269,002
Citigroup, Inc., 9.341% (3 Month US LIBOR + 4.068%), due 10/30/23, Series 0(d)(f)		750,000	754,500
Citigroup, Inc., 9.551% (3 Month US LIBOR + 4.23%)(d)(f)		275,000	276,650

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Principal Amount	Value
Corestates Capital III, 5.891% (3 Month US LIBOR + 0.57%), due 2/15/27 (TruPS)(b)(f)		$1,000,000	$918,123
Credit Agricole SA, 6.875% to 9/23/24 (France) (USD)(b)(d)(e)(g)		400,000	386,464
Credit Agricole SA, 7.875% to 1/23/24 (France) (USD)(b)(d)(e)(g)		1,000,000	991,614
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(d)(e)		500,000	501,612
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom) (USD)(d)(e)(g)		800,000	764,920
PNC Financial Services Group, Inc./The, 8.977% (3 Month US LIBOR + 3.678%), due 8/1/23, Series O(d)(f)		1,250,000	1,252,779
Truist Financial Corp., 5.991% (3 Month US LIBOR + 0.67%), due 5/15/27, Series A (TruPS)(f)		600,000	545,285
Truist Financial Corp., 6.202% (3 Month US LIBOR + 0.65%), due 3/15/28 (TruPS)(f)		550,000	478,908
UBS Group AG, 7.00% to 2/19/25 (Switzerland) (USD)(d)(e)(g)(h)		900,000	858,738
UBS Group AG, 7.00% to 1/31/24 (Switzerland) (USD)(b)(d)(e)(g)		400,000	387,259

			10,411,127

ENERGY	0.1%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)(d)(e)		1,150,000	1,106,013

INSURANCE	1.5%
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24 (Japan) (USD)(b)(d)(e)		800,000	780,012
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan) (USD)(d)(e)(h)		2,400,000	2,389,416
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45 (Japan) (USD)(b)(e)		500,000	484,613
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44 (Japan) (USD)(b)(e)		3,000,000	2,930,910
QBE Insurance Group Ltd., 7.50% to 11/24/23, due 11/24/43 (Australia) (USD)(b)(e)		1,600,000	1,601,692
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/73 (Japan) (USD)(b)(e)		5,650,000	5,608,929

			13,795,572

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Principal Amount	Value
TELECOMMUNICATIONS	0.1%
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom) (USD)(e)(h)		$500,000	$495,440

UTILITIES	1.0%
American Electric Power Co., Inc., 2.031%, due 3/15/24		940,000	914,407
American Electric Power Co., Inc., 5.699%, due 8/15/25		1,800,000	1,790,082
Dominion Energy, Inc., 3.071%, due 8/15/24		1,806,000	1,744,981
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada) (USD)(e)		2,000,000	1,941,460
Enel SpA, 8.75% to 9/24/23, due 9/24/73 (Italy) (USD)(b)(e)		1,550,000	1,548,554
Sempra, 4.875% to 10/15/25(d)(e)		850,000	792,683

			8,732,167

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$35,296,034)			34,540,319

CORPORATE BONDS	8.7%
BANKING	0.6%
Discover Bank, 4.20%, due 8/8/23, Series BKNT		3,100,000	3,094,054
Morgan Stanley, 3.62% to 4/17/24, due 4/17/25(e)		1,015,000	995,141
Morgan Stanley, 6.192% (SOFR + 1.165%), due 4/17/25(f)		1,275,000	1,279,769

			5,368,964

CONSUMER STAPLE PRODUCTS	0.1%
Haleon US Capital LLC, 3.024%, due 3/24/24		600,000	587,118

FINANCIAL SERVICES	0.0%
National Rural Utilities Cooperative Finance Corp., 1.00%, due 10/18/24, Series D		150,000	141,140

HEALTH CARE	0.4%
Amgen, Inc., 5.507%, due 3/2/26		1,000,000	998,338
Pfizer Investment Enterprises Pte. Ltd., 4.45%, due 5/19/26 (Singapore)		1,130,000	1,116,714
Pfizer Investment Enterprises Pte. Ltd., 4.65%, due 5/19/25 (Singapore)		1,095,000	1,085,880

			3,200,932

INDUSTRIAL PRODUCTS	0.1%
Caterpillar Financial Services Corp., 0.65%, due 7/7/23		970,000	969,637

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Principal Amount	Value
INDUSTRIAL SERVICES	0.2%
General Motors Financial Co., Inc., 1.70%, due 8/18/23		$1,989,000	$1,978,783

PIPELINES	0.0%
Enbridge, Inc., 2.50%, due 2/14/25 (Canada) (USD)		115,000	109,288
Enbridge, Inc., 5.715% (SOFR + 0.63%), due 2/16/24 (Canada) (USD)(f)		125,000	124,919

			234,207

REAL ESTATE	5.1%
American Tower Corp., 2.95%, due 1/15/25		570,000	545,447
American Tower Corp., 4.00%, due 6/1/25		1,075,000	1,038,874
Boston Properties LP, 3.125%, due 9/1/23		1,200,000	1,192,815
Boston Properties LP, 3.80%, due 2/1/24		600,000	587,236
Brixmor Operating Partnership LP, 3.85%, due 2/1/25		153,000	146,420
CubeSmart LP, 3.125%, due 9/1/26		290,000	267,139
Equinix, Inc., 1.25%, due 7/15/25		500,000	456,357
Equinix, Inc., 2.625%, due 11/18/24		1,408,000	1,345,286
Essex Portfolio LP, 3.50%, due 4/1/25		1,500,000	1,438,782
Essex Portfolio LP, 3.875%, due 5/1/24		1,075,000	1,055,702
Federal Realty OP LP, 3.95%, due 1/15/24		2,237,000	2,211,949
Healthcare Realty Holdings LP, 3.875%, due 5/1/25		2,650,000	2,515,839
Healthpeak OP LLC, 3.40%, due 2/1/25		1,267,000	1,217,961
Kilroy Realty LP, 3.45%, due 12/15/24		2,250,000	2,132,755
Kimco Realty OP LLC, 2.70%, due 3/1/24		4,461,000	4,359,259
Kimco Realty OP LLC, 3.85%, due 6/1/25		150,000	142,330
Kimco Realty OP LLC, 4.45%, due 1/15/24		300,000	297,744
Kite Realty Group Trust, 4.00%, due 3/15/25		2,137,000	2,031,268
Mid-America Apartments LP, 3.75%, due 6/15/24		1,970,000	1,932,026
Mid-America Apartments LP, 4.30%, due 10/15/23		422,000	419,734
Newmark Group, Inc., 6.125%, due 11/15/23		1,990,000	1,971,891
NNN REIT, Inc., 3.90%, due 6/15/24		650,000	636,532
Realty Income Corp., 4.60%, due 2/6/24		697,000	691,070
Realty Income Corp., 4.625%, due 11/1/25		800,000	787,822
Regency Centers LP, 3.75%, due 6/15/24		1,436,000	1,394,764
Retail Opportunity Investments Partnership LP, 4.00%, due 12/15/24		1,000,000	958,469
Retail Opportunity Investments Partnership LP, 5.00%, due 12/15/23		500,000	492,746

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Principal Amount	Value
Sabra Health Care LP, 5.125%, due 8/15/26		$70,000	$65,825
SITE Centers Corp., 3.625%, due 2/1/25		540,000	508,475
Spirit Realty LP, 3.20%, due 1/15/27		359,000	323,475
Ventas Realty LP, 3.75%, due 5/1/24		500,000	490,549
VICI Properties LP/VICI Note Co., Inc., 5.625%, due 5/1/24(b)		2,200,000	2,188,418
Welltower OP LLC, 3.625%, due 3/15/24		390,000	383,572
Welltower OP LLC, 4.50%, due 1/15/24		6,256,000	6,187,923
WP Carey, Inc., 4.60%, due 4/1/24		2,096,000	2,067,702

			44,484,156

TELECOMMUNICATIONS	0.2%
T-Mobile USA, Inc., 3.50%, due 4/15/25		1,640,000	1,577,603
Verizon Communications, Inc., 6.421% (3 Month US LIBOR + 1.10%), due 5/15/25(f)		200,000	201,719

			1,779,322

UTILITIES	2.0%
DTE Energy Co., 4.22%, due 11/1/24		2,439,000	2,385,472
DTE Energy Co., 2.529%, due 10/1/24, Series C		695,000	665,783
Emera US Finance LP, 0.833%, due 6/15/24 (Canada) (USD)		1,555,000	1,471,049
Enel Finance International NV, 4.25%, due 6/15/25 (Italy) (USD)(b)		1,250,000	1,213,725
Enel Finance International NV, 6.80%, due 10/14/25 (Italy) (USD)(b)		800,000	815,217
Eversource Energy, 4.75%, due 5/15/26		1,250,000	1,225,795
NextEra Energy Capital Holdings, Inc., 4.255%, due 9/1/24		1,750,000	1,721,738
NextEra Energy Capital Holdings, Inc., 6.051%, due 3/1/25		2,050,000	2,058,623
Sempra, 3.30%, due 4/1/25		490,000	470,225
Southern California Edison Co., 1.10%, due 4/1/24		260,000	251,076
Southern California Edison Co., 4.20%, due 6/1/25, Series C		1,120,000	1,092,788
Southern California Edison Co., 0.70%, due 8/1/23, Series J		430,000	428,360
Southern Co./The, 4.475%, due 8/1/24		1,380,000	1,355,314
WEC Energy Group, Inc., 4.75%, due 1/9/26		1,485,000	1,463,295

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Principal Amount	Value
Wisconsin Public Service Corp., 5.35%, due 11/10/25		$1,000,000	$1,002,905

			17,621,365

TOTAL CORPORATE BONDS (Identified COST—$77,741,468)			76,365,624

		Shares
SHORT-TERM INVESTMENTS	24.4%
MONEY MARKET FUNDS	1.4%
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.02%(i)		6,584,933	6,584,933
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.03%(i)		6,050,367	6,050,367

			12,635,300

		Principal Amount
U.S. TREASURY BILLS	13.9%
United States Treasury Bills, 5.32%, due 7/18/23(j)		$17,514,000	17,470,952
United States Treasury Bills, 5.136%, due 7/20/23(j)(k)		12,500,000	12,467,004
United States Treasury Bills, 5.111%, due 7/27/23(j)		2,330,000	2,321,620
United States Treasury Bills, 5.242%, due 8/17/23(j)		6,472,000	6,428,869
United States Treasury Bills, 5.243%, due 8/17/23(j)		22,810,000	22,657,975
United States Treasury Bills, 5.263%, due 8/17/23(j)		27,475,000	27,291,112
United States Treasury Bills, 5.266%, due 8/17/23(j)		9,015,000	8,954,622
United States Treasury Bills, 5.362%, due 8/31/23(j)		8,206,000	8,136,648
United States Treasury Bills, 5.28%, due 9/21/23(j)		15,869,000	15,687,159

			121,415,961

U.S. TREASURY NOTES	9.1%
United States Treasury Notes, 5.278% (3 Month Treasury Money Market Yield + 0.029%), due 7/31/23(f)(k)		80,093,000	80,095,928

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$214,133,013)			214,147,189

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Value
PURCHASED OPTION CONTRACTS
(Premiums paid—$46,427)	0.0%	$30,475

TOTAL INVESTMENTS IN SECURITIES
(Identified cost—$854,328,110)	99.9%	875,638,591
WRITTEN OPTION CONTRACTS
(Premiums received—$51,454)	(0.0)	(31,625)
OTHER ASSETS IN EXCESS OF LIABILITIES(l)	0.1	710,887

NET ASSETS	100.0%	$876,317,853

Exchange-Traded Option Contracts

Purchased Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(m)	Premiums Paid	Value
Call—HG Copper	$400.00	8/28/23	23	$2,161,713	$46,427	$30,475

Written Options

Description	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount(m)	Premiums Received	Value
Call—HG Copper	$415.00	8/28/23	(46)	$(4,323,425)	$(51,454)	$(31,625)

Glossary of Portfolio Abbreviations

ADR	American Depositary Receipt
CAD	Canadian Dollar
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
NOK	Norwegian Krone
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SPDR	Standard & Poor’s Depositary Receipt
TruPS	Trust Preferred Securities
USD	United States Dollar

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

Note: Percentages indicated are based on the net assets of the Fund.

(a)	Non-income producing security.
(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $35,808,181 which represents 4.1% of the net assets of the Fund, of which 0.0% are illiquid.

(c)	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(d)	Perpetual security. Perpetual securities have no stated maturity date, but they mar be called/redeemed by the issuer.
(e)	Security converts to floating rate after the indicated fixed-rate coupon period.
(f)	Variable rate. Rate shown is in effect at June 30, 2023.
(g)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $4,146,915 or 0.5% of the net assets of the Fund.

(h)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $3,743,594 which represents 0.4% of the net assets of the Fund, of which 0.0% are illiquid.

(i)	Rate quoted represents the annualized seven-day yield.
(j)	The rate shown is the effective yield on the date of purchase.
(k)	All or a portion of this security has been pledged as collateral for futures contracts. $32,285,097 in aggregate has been pledged as collateral to Morgan Stanley & Co. LLC.
(l)	Other assets in excess of liabilities include unrealized appreciation/depreciation on open futures contracts at June 30, 2023.
(m)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
LONG FUTURES OUTSTANDING
Aluminum HG LME	20	July 17, 2023	$ 1,207,515	$ 1,060,500	$(147,015)
Aluminum HG LME	200	September 18, 2023	11,241,896	10,737,500	(504,396)
Aluminum HG LME	165	December 18, 2023	9,937,658	9,009,000	(928,658)
Aluminum HG LME	172	January 15, 2024	10,267,925	9,433,125	(834,800)
Aluminum HG LME	167	October 16, 2023	10,991,671	9,007,562	(1,984,109)
Aluminum HG LME	166	November 13, 2023	10,302,911	9,003,425	(1,299,486)
Brent Crude Oil(a)	66	October 31, 2023	4,915,245	4,944,060	28,815
Brent Crude Oil(a)	186	July 31, 2023	13,476,473	14,026,260	549,787

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

Futures Contracts—(Continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
Brent Crude Oil(a)	58	December 28, 2023	$4,321,877	$4,316,360	$(5,517)
Cattle Feeder(a)	23	August 31, 2023	2,618,401	2,847,113	228,712
Coffee C	149	September 19, 2023	9,824,875	8,884,125	(940,750)
Copper	23	September 27, 2023	2,230,461	2,161,712	(68,749)
Copper	132	December 27, 2023	13,117,958	12,447,600	(670,358)
Corn	323	September 14, 2023	8,691,772	7,889,275	(802,497)
Cotton No.2	84	December 6, 2023	3,342,633	3,375,540	32,907
Gasoline RBOB	51	August 31, 2023	5,128,339	5,274,675	146,336
Gasoline RBOB	15	September 29, 2023	1,431,010	1,397,340	(33,670)
Gold 100 oz	174	August 29, 2023	34,354,882	33,571,560	(783,322)
KC HRW Wheat	101	September 14, 2023	4,123,991	4,040,000	(83,991)
Lead LME	49	July 17, 2023	2,530,046	2,574,338	44,292
Lead LME	44	August 14, 2023	2,333,519	2,311,650	(21,869)
Lead LME	53	September 18, 2023	2,795,697	2,785,813	(9,884)
Lean Hogs(a)	144	October 13, 2023	5,043,373	4,514,400	(528,973)
Live Cattle	167	August 31, 2023	10,818,722	11,835,290	1,016,568
Low Sulphur Gasoil	109	September 12, 2023	7,607,999	7,638,175	30,176
Low Sulphur Gasoil	19	December 12, 2023	1,289,810	1,313,375	23,565
Natural Gas	251	August 29, 2023	7,441,223	6,962,740	(478,483)
Natural Gas	273	September 27, 2023	6,866,851	7,772,310	905,459
Nickel LME	48	July 17, 2023	6,911,613	5,873,472	(1,038,141)
Nickel LME	88	September 18, 2023	12,105,828	10,828,752	(1,277,076)
NY Harbor ULSD	62	August 31, 2023	6,196,050	6,358,968	162,918
NY Harbor ULSD	12	February 29, 2024	1,185,416	1,205,114	19,698
Silver	93	December 27, 2023	11,918,851	10,851,705	(1,067,146)
Soybeans	209	November 14, 2023	12,969,606	14,036,962	1,067,356
Soybean Meal	183	January 12, 2024	6,733,695	7,219,350	485,655
Soybean Oil	209	January 12, 2024	6,074,065	7,323,360	1,249,295
Sugar #11 (World)	147	September 29, 2023	4,110,070	3,752,146	(357,924)
Wheat	11	September 14, 2023	394,074	358,050	(36,024)
Wheat	170	December 14, 2023	5,574,354	5,688,625	114,271
WTI Crude Oil	209	August 22, 2023	15,054,124	14,793,020	(261,104)
WTI Crude Oil	66	December 19, 2023	4,652,571	4,633,200	(19,371)
WTI Crude Oil	65	November 20, 2023	4,517,165	4,576,000	58,835
Zinc LME	219	July 17, 2023	15,597,269	13,064,718	(2,532,551)
Zinc LME	96	August 14, 2023	7,716,200	5,734,200	(1,982,000)

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

Futures Contracts—(Continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
Zinc LME	32	September 18, 2023	$1,868,780	$1,911,400	$42,620
Zinc LME	94	October 16, 2023	6,155,505	5,614,150	(541,355)
Zinc LME	93	November 13, 2023	7,096,782	5,557,913	(1,538,869)
Zinc LME	185	December 18, 2023	11,632,079	11,059,531	(572,548)

			$ 356,718,830	$ 341,575,459	$(15,143,371)

SHORT FUTURES OUTSTANDING
Aluminum HG LME	20	July 17, 2023	$(1,112,310)	$(1,060,500)	$51,810
Aluminum HG LME	6	September 18, 2023	(334,928)	(322,125)	12,803
Aluminum HG LME	167	October 16, 2023	(10,307,273)	(9,007,562)	1,299,711
Aluminum HG LME	166	November 13, 2023	(9,933,526)	(9,003,425)	930,101
Aluminum HG LME	165	December 18, 2023	(9,825,601)	(9,009,000)	816,601
Aluminum HG LME	172	January 15, 2024	(9,854,399)	(9,433,125)	421,274
Brent Crude Oil(a)	66	October 31, 2024	(4,723,083)	(4,763,880)	(40,797)
Coffee Robusta	77	September 25, 2023	(1,970,511)	(1,918,070)	52,441
Lead LME	49	July 17, 2023	(2,602,279)	(2,574,337)	27,942
Lead LME	44	August 14, 2023	(2,228,183)	(2,311,650)	(83,467)
Lead LME	42	September 18, 2023	(2,222,089)	(2,207,625)	14,464
Lean Hogs(a)	48	August 14, 2023	(1,763,015)	(1,777,920)	(14,905)
Lean Hogs(a)	31	February 14, 2024	(1,005,324)	(1,001,610)	3,714
Low Sulphur Gasoil	31	December 12, 2024	(2,067,359)	(2,071,575)	(4,216)
Nickel LME	48	July 17, 2023	(6,098,914)	(5,873,473)	225,441
Nickel LME	45	September 18, 2023	(6,641,163)	(5,537,430)	1,103,733
NY Harbor ULSD	23	November 29, 2024	(2,224,954)	(2,242,182)	(17,228)
Silver	23	September 27, 2023	(2,729,387)	(2,647,300)	82,087
Soybean Meal	4	December 14, 2023	(148,065)	(158,920)	(10,855)
WTI Crude Oil	69	November 20, 2024	(4,581,414)	(4,651,980)	(70,566)
Zinc LME	219	July 17, 2023	(16,456,101)	(13,064,719)	3,391,382
Zinc LME	96	August 14, 2023	(7,733,445)	(5,734,200)	1,999,245
Zinc LME	1	September 18, 2023	(59,909)	(59,731)	178
Zinc LME	94	October 16, 2023	(5,387,770)	(5,614,150)	(226,380)
Zinc LME	93	November 13, 2023	(6,458,223)	(5,557,913)	900,310
Zinc LME	88	December 18, 2023	(5,791,426)	(5,260,750)	530,676

			$(124,260,651)	$(112,865,152)	$ 11,395,499

(a)	Futures contracts are cash settled based upon the price of the underlying commodity.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

Glossary of Portfolio Abbreviations

HG	High Grade
HRW	Hard Red Winter
LME	London Metal Exchange
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending
WTI	West Texas Intermediate

Country Summary	% of Net Assets
United States	45.8
Canada	6.0
Japan	4.0
Australia	3.7
United Kingdom	2.7
France	2.4
Netherlands	1.6
Hong Kong	1.6
Singapore	1.1
Italy	1.0
Brazil	0.9
Spain	0.7
Denmark	0.7
India	0.6
China	0.5
Norway	0.5
Other (includes short-term investments)	26.2

100.0

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$854,328,110)	$875,638,591
Foreign currency, at value (Identified cost—$2,422,484)	2,426,984
Receivable for:
Investment securities sold	4,240,958
Dividends and interest	3,876,119
Fund shares sold	1,648,054
Other assets	41,395

Total Assets	887,872,101

LIABILITIES:
Written option contracts, at value (Premiums received—$51,454)	31,625
Payable for:
Dividends and distributions declared	2,823,543
Fund shares redeemed	2,707,072
Investment securities purchased	2,652,251
Variation margin on futures contracts	1,154,863
Due to custodian	1,046,681
Investment advisory fees	407,155
Shareholder servicing fees	155,963
Administration fees	58,290
Distribution fees	504
Other liabilities	516,301

Total Liabilities	11,554,248

NET ASSETS	$876,317,853

NET ASSETS consist of:
Paid-in capital	$937,406,811
Total distributable earnings/(accumulated loss)	(61,088,958)

$876,317,853

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2023 (Unaudited)

CLASS A SHARES:
NET ASSETS	$15,896,115
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,664,275

Net asset value and redemption price per share	$9.55

Maximum offering price per share ($9.55 ÷ 0.955)(a)	$10.00

CLASS C SHARES:
NET ASSETS	$7,016,758
Shares issued and outstanding ($0.001 par value common stock outstanding)	737,415

Net asset value and offering price per share(b)	$9.52

CLASS I SHARES:
NET ASSETS	$831,225,615
Shares issued and outstanding ($0.001 par value common stock outstanding)	86,858,562

Net asset value, offering and redemption price per share	$9.57

CLASS R SHARES:
NET ASSETS	$29,457
Shares issued and outstanding ($0.001 par value common stock outstanding)	3,047

Net asset value, offering and redemption price per share	$9.67

CLASS Z SHARES:
NET ASSETS	$22,149,908
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,319,092

Net asset value, offering and redemption price per share	$9.55

(a)	On investments of $100,000 or more, the offering price is reduced.
(b)	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2023 (Unaudited)

Investment Income:
Dividend income (net of $505,404 of foreign withholding tax)	$10,352,705
Interest income	7,343,314

Total Investment Income	17,696,019

Expenses:
Investment advisory fees	3,436,766
Distribution fees—Class A	21,274
Distribution fees—Class C	28,461
Distribution fees—Class R	84
Shareholder servicing fees—Class A	8,510
Shareholder servicing fees—Class C	9,487
Shareholder servicing fees—Class I	325,696
Administration fees	435,471
Professional fees	85,799
Registration and filing fees	84,513
Custodian fees and expenses	83,756
Transfer agent fees and expenses	46,696
Shareholder reporting expenses	38,469
Directors’ fees and expenses	29,145
Miscellaneous	21,519

Total Expenses	4,655,646
Reduction of Expenses (See Note 2)	(921,946)

Net Expenses	3,733,700

Net Investment Income (Loss)	13,962,319

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities (net of $35 of foreign capital gains tax)	(9,317,038)
Futures contracts	(17,971,097)
Written option contracts	57,189
Foreign currency transactions	(85,734)

Net realized gain (loss)	(27,316,680)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	9,956,163
Futures contracts	(6,727,006)
Written option contracts	19,829
Foreign currency translations	1,684

Net change in unrealized appreciation (depreciation)	3,250,670

Net Realized and Unrealized Gain (Loss)	(24,066,010)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(10,103,691)

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2023	For the Year Ended December 31, 2022
Change in Net Assets:
From Operations:
Net investment income (loss)	$13,962,319	$14,456,385
Net realized gain (loss)	(27,316,680)	(39,383,022)
Net change in unrealized appreciation (depreciation)	3,250,670	(23,898,184)

Net increase (decrease) in net assets resulting from operations	(10,103,691)	(48,824,821)

Distributions to Shareholders:
Class A	(176,594)	(428,979)
Class C	(54,300)	(163,428)
Class I	(10,772,049)	(24,185,060)
Class R	(293)	(887)
Class Z	(285,570)	(496,640)
Tax Return of Capital to Shareholders:
Class A	—	(40,925)
Class C	—	(16,768)
Class I	—	(1,715,624)
Class R	—	(120)
Class Z	—	(32,459)

Total distributions	(11,288,806)	(27,080,890)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(35,177,893)	615,827,853

Total increase (decrease) in net assets	(56,570,390)	539,922,142
Net Assets:
Beginning of period	932,888,243	392,966,101

End of period	$876,317,853	$932,888,243

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the consolidated financial statements. They should be read in conjunction with the consolidated financial statements and notes thereto.

	Class A
	For the Six Months Ended June 30, 2023		For the Year Ended December 31,
Per Share Operating Data:			2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.77		$10.28	$9.15	$9.40	$8.23	$9.14

Income (loss) from investment operations:

Net investment income (loss)(a)	0.13		0.16	0.07	0.09	0.16	0.11
Net realized and unrealized gain (loss)	(0.24)		(0.41)	2.02	(0.22)	1.25	(0.89)

Total from investment operations	(0.11)		(0.25)	2.09	(0.13)	1.41	(0.78)

Less dividends and distributions to shareholders from:

Net investment income	(0.11)		(0.23)	(0.79)	(0.09)	(0.22)	(0.12)
Net realized gain	—		(0.01)	(0.17)	(0.03)	(0.02)	—
Tax return of capital	—		(0.02)	—	—	—	(0.01)

Total dividends and distributions to shareholders	(0.11)		(0.26)	(0.96)	(0.12)	(0.24)	(0.13)

Net increase (decrease) in net asset value	(0.22)		(0.51)	1.13	(0.25)	1.17	(0.91)

Net asset value, end of period	$9.55		$9.77	$10.28	$9.15	$9.40	$8.23

Total return(b)(c)	–1.16	%(d)	–2.38%	23.15%	–1.22%	17.19%	–8.61%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$15.9		$16.7	$10.8	$8.4	$10.8	$9.4

Ratios to average daily net assets:

Expenses (before expense reduction)	1.28	%(e)	1.33%	1.45%	1.69%	1.62%	1.51%

Expenses (net of expense reduction)	1.15	%(e)	1.15%	1.15%	1.15%	1.15%	1.14%

Net investment income (loss) (before expense reduction)	2.58	%(e)	1.39%	0.37%	0.58%	1.26%	0.88%

Net investment income (loss) (net of expense reduction)	2.71	%(e)	1.57%	0.67%	1.12%	1.73%	1.25%

Portfolio turnover rate(f)	48	%(d)	83%	71%	139%	115%	99%

(a)	Calculation based on average shares outstanding.
(b)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(c)	Does not reflect sales charges, which would reduce return.
(d)	Not annualized.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended June 30, 2023		For the Year Ended December 31,
Per Share Operating Data:			2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.73		$10.26	$9.13	$9.37	$8.21	$9.12

Income (loss) from investment operations:

Net investment income (loss)(a)	0.10		0.10	0.00 (b)	0.04	0.10	0.06
Net realized and unrealized gain (loss)	(0.24)		(0.42)	2.03	(0.21)	1.23	(0.89)

Total from investment operations	(0.14)		(0.32)	2.03	(0.17)	1.33	(0.83)

Less dividends and distributions to shareholders from:

Net investment income	(0.07)		(0.18)	(0.73)	(0.04)	(0.15)	(0.07)
Net realized gain	—		(0.01)	(0.17)	(0.03)	(0.02)	—
Tax return of capital	—		(0.02)	—	—	—	(0.01)

Total dividends and distributions to shareholders	(0.07)		(0.21)	(0.90)	(0.07)	(0.17)	(0.08)

Net increase (decrease) in net asset value	(0.21)		(0.53)	1.13	(0.24)	1.16	(0.91)

Net asset value, end of period	$9.52		$9.73	$10.26	$9.13	$9.37	$8.21

Total return(c)(d)	–1.40	%(e)	–3.06%	22.44%	–1.80%	16.31%	–9.18%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$7.0		$8.2	$3.4	$2.7	$4.3	$5.0

Ratios to average daily net assets:

Expenses (before expense reduction)	1.93	%(f)	1.98%	2.10%	2.34%	2.27%	2.19%

Expenses (net of expense reduction)	1.80	%(f)	1.80%	1.80%	1.80%	1.80%	1.80%

Net investment income (loss) (before expense reduction)	1.90	%(f)	0.80%	(0.27)%	(0.02)%	0.61%	0.31%

Net investment income (loss) (net of expense reduction)	2.03	%(f)	0.98%	0.03%	0.52%	1.08%	0.70%

Portfolio turnover rate(g)	48	%(e)	83%	71%	139%	115%	99%

(a)	Calculation based on average shares outstanding.
(b)	Amount is less than $0.005.
(c)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(d)	Does not reflect sales charges, which would reduce return.
(e)	Not annualized.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended June 30, 2023		For the Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Operating Data:
Net asset value, beginning of period	$9.79		$10.30	$9.16	$9.41	$8.24	$9.16

Income (loss) from investment operations:

Net investment income (loss)(a)	0.15		0.20	0.11	0.13	0.19	0.15
Net realized and unrealized gain (loss)	(0.24)		(0.41)	2.03	(0.22)	1.25	(0.90)

Total from investment operations	(0.09)		(0.21)	2.14	(0.09)	1.44	(0.75)

Less dividends and distributions to shareholders from:

Net investment income	(0.13)		(0.27)	(0.83)	(0.13)	(0.25)	(0.16)

Net realized gain	—		(0.01)	(0.17)	(0.03)	(0.02)	—

Tax return of capital	—		(0.02)	—	—	—	(0.01)

Total dividends and distributions to shareholders	(0.13)		(0.30)	(1.00)	(0.16)	(0.27)	(0.17)

Net increase (decrease) in net asset value	(0.22)		(0.51)	1.14	(0.25)	1.17	(0.92)

Net asset value, end of period	$9.57		$9.79	$10.30	$9.16	$9.41	$8.24

Total return(b)	–0.97	%(c)	–2.04%	23.62%	–0.85%	17.58%	–8.31%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$831.2		$886.4	$368.7	$133.9	$102.9	$111.1

Ratios to average daily net assets:

Expenses (before expense reduction)	1.01	%(d)	1.06%	1.18%	1.42%	1.34%	1.26%

Expenses (net of expense reduction)	0.80	%(d)	0.80%	0.80%	0.80%	0.80%	0.80%

Net investment income (loss) (before expense reduction)	2.85	%(d)	1.70%	0.70%	0.87%	1.54%	1.27%

Net investment income (loss) (net of expense reduction)	3.06	%(d)	1.96%	1.08%	1.49%	2.08%	1.73%

Portfolio turnover rate(e)	48	%(c)	83%	71%	139%	115%	99%

(a)	Calculation based on average shares outstanding.
(b)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(c)	Not annualized.
(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended June 30, 2023		For the Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Operating Data:
Net asset value, beginning of period	$9.88		$10.38	$9.23	$9.48	$8.30	$9.22

Income (loss) from investment operations:

Net investment income (loss)(a)	0.12		0.13	0.06	0.08	0.14	0.11
Net realized and unrealized gain (loss)	(0.23)		(0.39)	2.03	(0.22)	1.26	(0.91)

Total from investment operations	(0.11)		(0.26)	2.09	(0.14)	1.40	(0.80)

Less dividends and distributions to shareholders from:

Net investment income	(0.10)		(0.21)	(0.77)	(0.08)	(0.20)	(0.11)

Net realized gain	—		(0.01)	(0.17)	(0.03)	(0.02)	—

Tax return of capital	—		(0.02)	—	—	—	(0.01)

Total dividends and distributions to shareholders	(0.10)		(0.24)	(0.94)	(0.11)	(0.22)	(0.12)

Net increase (decrease) in net asset value	(0.21)		(0.50)	1.15	(0.25)	1.18	(0.92)

Net asset value, end of period	$9.67		$9.88	$10.38	$9.23	$9.48	$8.30

Total return(b)	–1.14	%(c)	–2.52%	22.96%	–1.32%	16.99%	–8.72%

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$29.5		$42.3	$74.6	$60.6	$61.5	$59.2

Ratios to average daily net assets:

Expenses (before expense reduction)	1.42	%(d)	1.48%	1.60%	1.84%	1.77%	1.69%

Expenses (net of expense reduction)	1.30	%(d)	1.30%	1.30%	1.30%	1.30%	1.30%

Net investment income (loss) (before expense reduction)	2.29	%(d)	1.06%	0.23%	0.45%	1.10%	0.79%

Net investment income (loss) (net of expense reduction)	2.41	%(d)	1.24%	0.53%	0.99%	1.57%	1.18%

Portfolio turnover rate(e)	48	%(c)	83%	71%	139%	115%	99%

(a)	Calculation based on average shares outstanding.
(b)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(c)	Not annualized.
(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended June 30, 2023		For the Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Operating Data:
Net asset value, beginning of period	$9.77		$10.28	$9.14	$9.39	$8.23	$9.14

Income (loss) from investment operations:

Net investment income (loss)(a)	0.15		0.19	0.11	0.13	0.19	0.15
Net realized and unrealized gain (loss)	(0.24)		(0.40)	2.03	(0.22)	1.24	(0.89)

Total from investment operations	(0.09)		(0.21)	2.14	(0.09)	1.43	(0.74)

Less dividends and distributions to shareholders from:

Net investment income	(0.13)		(0.27)	(0.83)	(0.13)	(0.25)	(0.16)

Net realized gain	—		(0.01)	(0.17)	(0.03)	(0.02)	—

Tax return of capital	—		(0.02)	—	—	—	(0.01)

Total dividends and distributions to shareholders	(0.13)		(0.30)	(1.00)	(0.16)	(0.27)	(0.17)

Net increase (decrease) in net asset value	(0.22)		(0.51)	1.14	(0.25)	1.16	(0.91)

Net asset value, end of period	$9.55		$9.77	$10.28	$9.14	$9.39	$8.23

Total return(b)	–0.97	%(c)	–2.05%	23.68%	–0.85%	17.48%	–8.22%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$22.1		$21.6	$9.9	$4.3	$4.1	$1.6

Ratios to average daily net assets:

Expenses (before expense reduction)	0.93	%(d)	0.98%	1.10%	1.34%	1.27%	1.19%

Expenses (net of expense reduction)	0.80	%(d)	0.80%	0.80%	0.80%	0.80%	0.80%

Net investment income (loss) (before expense reduction)	2.96	%(d)	1.67%	0.77%	0.95%	1.62%	1.32%

Net investment income (loss) (net of expense reduction)	3.09	%(d)	1.85%	1.07%	1.49%	2.09%	1.71%

Portfolio turnover rate(e)	48	%(c)	83%	71%	139%	115%	99%

(a)	Calculation based on average shares outstanding.
(b)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(c)	Not annualized.
(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Real Assets Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on October 25, 2011 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s investment objective is to provide attractive total returns over the long term and to maximize real returns during inflationary environments. The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are currently not available for purchase.

Cohen & Steers Real Assets Fund, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, was incorporated on November 22, 2011 and commenced operations on January 31, 2012. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. The Fund expects that it will achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. Unlike the Fund, the Subsidiary may invest without limitation in commodities. Investments in the Subsidiary are limited to 25% of the Fund’s total assets. The Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Commodity futures contracts and options on futures contracts are valued at the settlement price as of the close of futures trading on the primary exchange on which the futures are traded. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value (NAV).

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Agribusiness—Packaged Foods & Meats	$7,995,086	$10,991,677	$—	$18,986,763
Communications	20,851,826	4,825,626	—	25,677,452
Electric	27,358,317	14,005,627	—	41,363,944
Energy:
Integrated Oil & Gas	13,859,750	19,821,768	—	33,681,518
Oil & Gas Exploration & Production	9,537,871	675,360	—	10,213,231
Oil & Gas Refining & Marketing	1,545,897	6,129,482	—	7,675,379
Environmental Services	—	1,219,579	—	1,219,579
Gas Distribution	8,514,763	2,795,019	—	11,309,782
Marine Ports	1,470,437	3,422,471	—	4,892,908
Metals & Mining:
Diversified Metals & Mining	9,770,884	15,855,539	—	25,626,423
Gold	8,328,461	1,287,434	—	9,615,895
Steel	8,664,876	1,360,801	—	10,025,677
Railways	3,166,790	1,073,075	—	4,239,865
Real Estate:
Diversified	2,487,191	34,858,676	—	37,345,867
Health Care	17,786,999	2,346,530	—	20,133,529
Hotel	3,077,302	4,200,603	—	7,277,905
Industrials	22,328,400	10,313,345	—	32,641,745
Industrial Office	775,639	1,963,817	—	2,739,456
Office	3,749,438	1,511,183	—	5,260,621
Residential	35,736,442	5,781,429	—	41,517,871
Retail	27,730,507	6,548,444	—	34,278,951
Self Storage	11,303,170	1,889,822	—	13,192,992
Toll Roads	724,965	12,685,204	—	13,410,169
Transport Logistics	—	1,371,943	—	1,371,943
Water	2,253,718	1,071,031	—	3,324,749
Other Industries	96,973,552	—	—	96,973,552
Exchange-Traded Funds	34,931,568	—	—	34,931,568
Preferred Securities— Exchange-Traded	1,625,650	—	—	1,625,650

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Securities—Over-the-Counter	$—	$34,540,319	$—	$34,540,319
Corporate Bonds	—	76,365,624		76,365,624
Short-Term Investments	—	214,147,189	—	214,147,189
Purchased Option Contracts	—	30,475	—	30,475

Total Investments in Securities(a)	$382,549,499	$493,089,092	$—	$875,638,591

Futures Contracts	$18,071,178	$—	$—	$18,071,178

Total Derivative Assets(a)	$18,071,178	$—	$—	$18,071,178

Futures Contracts	$(21,819,050)	$—	$—	$(21,819,050)
Written Option Contracts	—	(31,625)	—	(31,625)

Total Derivative Liabilities(a)	$(21,819,050)	$(31,625)	$—	$(21,850,675)

(a)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Inflation adjustments to the principal amount of inflation-adjusted securities are reflected as interest income or reductions to interest income. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Futures Contracts: The Fund uses futures contracts in order to gain exposure to the underlying commodities markets. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in unrealized appreciation or depreciation on futures in the Consolidated Statement of Operations. Realized gain or loss, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, is reported in the Consolidated Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated as such on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Consolidated Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. With exchange traded futures contracts, the exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Additionally, credit risk exists in exchange traded futures contracts with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of certain positions. In certain circumstances, the futures commission merchant (FCM) can require additional margin on the futures contracts which would subject the Fund to counterparty credit risk with the FCM.

Morgan Stanley & Co. LLC serves as the Fund’s FCM for the purpose of trading in commodity futures contracts, options and interests therein.

U.S. Treasury Inflation-Protected Securities: U.S. Treasury Inflation-Protected Securities (TIPS) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will increase or decrease, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed security will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2023, the investment advisor considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain and/or tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2023, the Fund’s fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities are recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2023, no additional provisions for income tax are required in the Fund’s consolidated financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. The Subsidiary’s taxable income, including net gains, is included, as ordinary income, in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s and Subsidiary’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.

For the six months ended June 30, 2023 and through June 30, 2025, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.15% for Class A shares, 1.80% for

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Class C shares, 0.80% for Class I shares, 1.30% for Class R shares and 0.80% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the six months ended June 30, 2023, fees waived and/or expenses reimbursed totaled $921,946.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the average daily net assets of the Fund. For the six months ended June 30, 2023, the Fund incurred $366,588 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a maximum contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a maximum CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended June 30, 2023, the Fund has been advised that the distributor received $475, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $2,430 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on this class are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of this class, including payments to dealers and other financial intermediaries for selling this class. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $3,193 for the six months ended June 30, 2023.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities and U.S. government obligations, excluding short-term investments, for the six months ended June 30, 2023 were as follows:

	Securities	U.S. Government Obligations	Total
Purchases	$326,640,608	$—	$326,640,608
Sales	362,996,789	399,247	363,396,036

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2023 and the effect of derivatives held during the six months ended June 30, 2023, along with the respective location in the consolidated financial statements.

Consolidated Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Commodity Risk:
Purchased Option Contracts— Exchange-Traded(a)	Investments in securities, at value	$30,475	—	$—
Written Option Contracts— Exchange-Traded(a)	—	—	Written option contracts, at value	31,625
Futures Contracts(a)	—	—	Payable for variation margin on futures contracts	3,747,872	(b)

(a)	Not subject to a master netting agreement or another similar arrangement.
(b)

Amount represents the cumulative depreciation on futures contracts as reported on the Consolidated Schedule of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day variation margin payable to broker.

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Consolidated Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Commodity Risk:
Futures Contracts	Net Realized and Unrealized Gain (Loss)	$(17,971,097)	$(6,727,006)
Purchased Option Contracts(a)	Net Realized and Unrealized Gain (Loss)	(94,075)	(15,952)
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	57,189	19,829

(a)	Purchased options are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

The following summarizes the volume of the Fund’s futures contracts and option contracts activity during the six months ended June 30, 2023:

Futures Contracts
Average Notional Amount—Long	$332,027,192
Average Notional Amount—Short	(96,392,403)

	Purchased Option Contracts	Written Option Contracts
Average Notional Amount(a)(b)	$2,422,856	$3,472,431

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(b)

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents two months for purchased option contracts and two months for written option contracts.

Note 5. Income Tax Information

As of June 30, 2023, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$854,328,110

Gross unrealized appreciation on investments	$57,920,101
Gross unrealized depreciation on investments	(40,337,663)

Net unrealized appreciation (depreciation) on investments	$17,582,438

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As of December 31, 2022, the Fund has a net capital loss carryforward of $18,518,380 which may be used to offset future capital gains. The loss is comprised of a short-term capital loss carryforward of $16,147,426 and a long-term capital loss carryforward of $2,370,954 which, under current federal income tax rules, may offset capital gains recognized in any future period.

Note 6. Capital Stock

The Fund is authorized to issue 1.4 billion shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 400 million of Class I capital stock, 200 million of Class R capital stock and 200 million of Class Z capital stock. Class F shares are currently not available for purchase. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, Class C shares will automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class A:
Sold	375,675	$3,728,029	1,503,433	$16,058,556
Issued as reinvestment of dividends and distributions	12,078	115,341	31,146	307,852
Redeemed	(433,973)	(4,227,149)	(878,803)	(8,889,323)

Net increase (decrease)	(46,220)	$(383,779)	655,776	$7,477,085

Class C:
Sold	16,239	$155,999	652,173	$7,062,770
Issued as reinvestment of dividends and distributions	2,121	20,167	6,304	62,057
Redeemed	(119,853)	(1,166,991)	(151,581)	(1,510,973)

Net increase (decrease)	(101,493)	$(990,825)	506,896	$5,613,854

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount

Class I:
Sold	14,021,319	$138,629,436	85,149,571	$897,933,775
Issued as reinvestment of dividends and distributions	840,532	8,043,892	1,775,549	17,559,079
Redeemed	(18,524,847)	(181,501,870)	(32,200,192)	(325,186,920)

Net increase (decrease)	(3,662,996)	$(34,828,542)	54,724,928	$590,305,934

Class R:
Sold	—	$—	—	$—
Issued as reinvestment of dividends and distributions	30	293	101	1,007
Redeemed	(1,260)	(12,449)	(3,009)	(33,514)

Net increase (decrease)	(1,230)	$(12,156)	(2,908)	$(32,507)

Class Z:
Sold	482,682	$4,681,993	1,418,625	$14,315,641
Issued as reinvestment of dividends and distributions	29,903	285,570	53,766	529,099
Redeemed	(400,296)	(3,930,154)	(232,097)	(2,381,253)

Net increase (decrease)	112,289	$1,037,409	1,240,294	$12,463,487

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital

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and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Commodities Risk: Investing in physical commodities, either directly or through complex instruments such as commodity futures contracts and options on commodity futures contracts presents unique risks, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors including: drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Because the Fund has a significant portion of its assets concentrated in commodity-related derivative instruments, developments affecting commodities may have a disproportionate impact on the Fund. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-related derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, leverage risk and liquidity risk. In addition, the relationships between various commodities and related derivatives may not behave as expected. Use of leveraged commodity-related derivatives, if any, creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value).

Investments in commodity futures contracts and options on commodity futures contracts have a high degree of price variability and are subject to rapid and substantial price changes. Such investments could incur significant losses. There can be no assurance that the options strategy will be successful.

The use of options on commodity futures contracts is to enhance risk-adjusted total returns. The use of options, however, may not provide any, or only partial, protection for market declines. The return performance of the commodity futures contracts may not parallel the performance of the commodities or indexes that serve as the basis for the options it buys or sells; this basis risk may reduce overall returns.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Real Estate Market Risk: Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Natural Resources Risk: The Fund’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Gold and Other Precious Metals Risk: Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold and other precious metals. No income is derived from holding physical gold or other precious metals, which is unlike securities that may pay dividends or make other current payments. Although the Fund has contractual protections with respect to the credit risk of their custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. If it holds physical gold, the Fund is also subject to an increased risk of loss and expense in connection with the transportation of such assets to and from the Fund’s custodian. In addition, gains derived from trading in gold and other precious metals may result in negative tax consequences due to appreciation in value, which could limit the ability of the Fund to sell its holdings of physical gold and certain ETFs at the desired time.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Derivatives Risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, leverage risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, the use of derivatives to hedge the Fund’s foreign currency risks may reduce returns or increase volatility, perhaps substantially.

Tax Risk: The Fund’s ability to make direct and indirect investments in commodity-related derivative instruments and certain related investments, is limited by the Fund’s intention to qualify as a RIC under the Internal Revenue Code of 1986; if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. The Fund’s investment in the Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. If the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The types of derivatives and other investments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and the statement of additional information (SAI) and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics or pandemics, such as that caused by COVID-19, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness. COVID-19 and efforts to contain its spread may also exacerbate other pre-existing political, social, economic, market and financial risks. In addition, the U.S. government and other central banks across Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID-19. The end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. The U.S. federal government ended the COVID-19 public health emergency declaration on May 11, 2023; however, the effects of the COVID-19 pandemic are expected to continue and the risk that new variants of COVID-19 may emerge remains. Therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on the UK, European and broader global economies, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. Furthermore, in March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition to Rule 18f-4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The Head of the UK Financial Conduct Authority the (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA) ceased publication of most LIBOR settings at the end of 2021 and the IBA ceased publication of a majority of U.S. dollar LIBOR settings after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate (SOFR) for U.S. dollar LIBOR and the Sterling Overnight Index Average Rate for GBP LIBOR). Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking.

In March 2022, the U.S. federal government enacted the Adjustable Interest Rate (LIBOR) Act (the LIBOR Act) to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined and practicable replacement benchmark rate as described in the LIBOR Act. Generally, for contracts that do not contain clear and practicable fallback provisions as described in the LIBOR Act, a benchmark replacement recommended by the Federal Reserve Board will effectively replace the U.S. dollar LIBOR benchmark after June 30, 2023. The recommended benchmark replacement will be based on SOFR, which is published by the Federal Reserve Bank of New York, and will include certain spread adjustments and benchmark replacement conforming changes. On December 16, 2022, the Federal Reserve Board adopted a final rule that implements the LIBOR Act. The final rule restates safe harbor protections contained in the LIBOR Act for selection or

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

use of the replacement benchmark rate selected by the Federal Reserve Board. Consistent with the LIBOR Act, the final rule is also intended to ensure that LIBOR contracts adopting a benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following LIBOR’s replacement.

The transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be a less effective substitute resulting in prolonged adverse market conditions for the Fund.

Large Shareholder Risk: The Fund may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

The Fund and its Subsidiary are commodity pools under the Commodity Exchange Act. The investment advisor has registered with the CFTC as a commodity pool operator with respect to the Fund and the Subsidiary. Because of its management of other strategies, the Fund’s investment advisor is also registered with the CFTC as a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Note 9. New Accounting Pronouncement

In January 2021, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2021-01 (ASU 2021-01), “Reference Rate Reform (Topic 848)”. Additionally, in December 2022, the FASB issued Accounting Standards Update No. 2022-06 (ASU 2022-06), “Reference Rate Reform (Topic 848)”. ASU 2022-06 and ASU 2021-01 are updates to ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, and the reference rate reform initiatives regulators have undertaken to identify alternative

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reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The ASU 2022-06 update extends the period of time preparers can use the reference rate reform relief guidance by two years. ASU 2022-06 defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. The amendments in these updates are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2021-01 or ASU 2022-06 to have a material impact on the financial statements.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2023 through the date that the consolidated financial statements were issued, and has determined that no additional disclosure in the consolidated financial statements is required.

COHEN & STEERS REAL ASSETS FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Addition to the Portfolio Management Team

Effective February 1, 2023, Tyler S. Rosenlicht was added as a portfolio manager of the Fund. Vincent L. Childers, Jon Cheigh, Benjamin Ross, Nicholas Koutsoftas, Benjamin Morton and Jeffrey Palma continue to serve as portfolio managers of the Fund.

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory and subadvisory agreements (the Advisory Agreements), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreements for their initial two year terms and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreements were discussed at a meeting of the Independent Directors held on June 6, 2023, and at meetings of the full Board of Directors held on March 14, 2023 and June 13, 2023. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Advisory Agreements in executive session on June 13, 2023. At the meeting of the full Board of Directors on June 13, 2023, the Advisory Agreements were discussed and were unanimously continued for a term ending June 30, 2024 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from counsel

COHEN & STEERS REAL ASSETS FUND, INC.

to the Independent Directors outlining the legal duties of the Board of Directors. The Board of Directors also considered a supplemental peer group compiled by the Investment Advisor when evaluating the Fund’s performance and fees and expenses; the Investment Advisor believes the supplemental peer group is more representative of the Fund’s investment strategy because most Peer Funds are not real assets focused funds. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided by the Investment Advisor in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Advisor in response to a supplemental request.. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and, for the Investment Advisor, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s and Subadvisors’ personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s and Subadvisors’ ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and the Subadvisors are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor and the Subadvisors: The Board of Directors considered the investment performance of the Fund versus Peer Funds and compared to a relevant linked blended benchmark. The Board of Directors noted that the Fund outperformed the Peer Group median for the three-, five- and ten-year periods and represented the Peer Group median for the one-year period ended March 31, 2023, ranking three out of seven peers, two out of seven peers, three out of six peers and four out of seven peers for each period, respectively. The Board of Directors also considered that the Fund outperformed the linked blended benchmark for the one-, three-, five- and ten-year periods, ended March 31, 2023. The Board of Directors also considered the Fund’s performance as compared to a supplemental peer group compiled by the Investment Advisor, and noted that the Fund outperformed the supplemental peer group median for the three- and five-year periods ended March 31, 2023 and underperformed the supplemental peer group median for the one- and ten-year periods ended March 31, 2023, ranking six out of nineteen peers, five out of

COHEN & STEERS REAL ASSETS FUND, INC.

eighteen peers, fourteen out of nineteen peers, and ten out of fifteen peers, respectively. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the period. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor’s performance in managing similarly managed funds and accounts. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreements.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee is lower than the Peer Group median, ranking three out of seven peers. The Fund’s total expense ratio is lower than the Peer Group median, ranking the Fund two out of seven peers. The Board of Directors considered that the Investment Advisor continues to waive a portion of its fees and/or reimburse expenses to limit the overall operating expenses of the Fund. The Board of Directors also considered the Fund’s fees and expenses versus the supplemental peer group compiled by the Investment Advisor, and noted that the Fund’s total expense ratio represented the supplemental peer group median, ranking nine out of nineteen peers. The Fund’s actual management fee represented the supplemental peer group median, ranking ten out of nineteen peers. The Board of Directors, in considering the Fund’s fees and expenses, took into account the additional complexity associated with managing a Fund with multiple investment disciplines. In light of the considerations above, the Board of Directors concluded that the Fund’s expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. Since the Subadvisors are paid by the Investment Advisor (and not by the Fund) for investment services provided to the Fund and are affiliates of the Investment Advisor, the Board of Directors considered the profitability of the Investment Advisor as a whole and did not consider the Subadvisors separate profitability to be particularly relevant to their determination. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors noted that because of the Fund’s asset size, the operating expenses continue to be subsidized, and the Fund is not yet profitable.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered the Fund’s asset size

COHEN & STEERS REAL ASSETS FUND, INC.

and determined that there were not at this time significant economies of scale that were not being shared with shareholders, concluding that the Fund’s expense structure was satisfactory. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreements to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Advisory Agreements to fees paid, including the ranges of such fees, under the Investment Advisor’s other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Advisor provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements.

LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule), the Fund has adopted and implemented a liquidity risk management program (the Program). The Liquidity Rule requires an open-end investment company to adopt a program that is reasonably designed to assess and manage its liquidity risk, which is the risk that an open-end investment company could not meet redemption requests without significant dilution of remaining investors’ interests in the open-end investment company. The Board has designated Cohen & Steers Capital Management, Inc. (the Investment Advisor) as the administrator of the Program. The Investment Advisor has delegated this responsibility to the Liquidity Risk Management Committee (the LRM Committee), which is comprised of representatives from various departments within the Investment Advisor. The Program includes policies and procedures reasonably designed to: (1) assess, manage, and periodically review the Fund’s liquidity risk; (2) classify the Fund’s portfolio investments as highly liquid, moderately liquid, less liquid, or illiquid; (3) determine a highly liquid investment minimum (HLIM) for the Fund or determine that one is not required; (4) limit the Fund’s illiquid investments to no more than 15% of its net assets; and (5) establish how and when the Fund will engage in in-kind redemptions.

The Board met on June 13, 2023 (the Meeting) to review the Program. At the Meeting, the LRM Committee provided the Board with a report that addressed the operation of the Program, including its implementation and effectiveness in assessing and managing the Fund’s liquidity risk (the Report). The Report covered the period from April 1, 2022 through March 31, 2023 (the Reporting Period).

COHEN & STEERS REAL ASSETS FUND, INC.

The Report described the LRM Committee’s role in administering the Program, which complied with the Liquidity Rule requirements for assessing, managing and reviewing the Fund’s liquidity risk through the LRM Committee’s daily monitoring and quarterly analysis of liquidity parameters which include historical net redemption activity and consideration of the Fund’s shareholder ownership concentration, as applicable. The Report noted that the Fund’s investments are categorized into one of four liquidity buckets: highly liquid, moderately liquid, less liquid and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size. The Investment Advisor has engaged a third-party vendor to assist with the classification of portfolio investments. The Report also described the LRM Committee’s determination that the Fund is a primarily highly liquid fund under the Liquidity Rule.

The Report noted that there were no liquidity events during the Reporting Period that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining shareholders’ interests. The Report concluded that the Program is operating as intended, effective in implementing the requirements of the Liquidity Rule and reasonably designed to assess and manage the Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REAL ASSETS FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chair and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

Vincent L. Childers

Vice President

Jon Cheigh

Vice President

Benjamin Ross

Vice President

William F. Scapell

Vice President

Jason A. Yablon

Vice President

Yigal D. Jhirad

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

SS&C GIDS, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—RAPAX
Class C—RAPCX
Class F—RAPFX*
Class I—RAPIX
Class R—RAPRX
Class Z—RAPZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Real Assets Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

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Cohen & Steers

Real Assets

Fund

Semiannual Report June 30, 2023

RAPAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REAL ASSETS FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	September 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date: September 1, 2023